Citizens Communications Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                         For the quarter ended      For the nine months ended
                                                             September 30,                September 30,
                                                         -------------------        -----------------------
                                                                              %                              %
(Amounts in thousands - except per-share amounts)          2000      1999   Change     2000        1999    Change
                                                         -------------------------- ------------------------------
Income Statement Data
Continuing operations (1)
  Revenue                                                $ 389,941 $337,091    16%  $ 1,150,140 $1,038,284   11%
  Revenue-Universal service fund settlement                      -        -      -            -     10,414      -
  Network access  expense                                   25,130   20,366    23%       81,926     84,945    -4%
  Cost of services (gas purchased)                          48,182   31,152    55%      148,238    116,706    27%
  Depreciation and amortization                             89,130   69,715    28%      258,677    202,265    28%
  Other operating expenses                                 180,203  197,315    -9%      543,102    580,006    -6%
  Acquisition assimilation expenses                         12,539        -      -       24,130          -      -
  Operating income                                          34,757   18,543    87%       94,067     64,776    45%
  Investment and other income, net                           5,435    9,703   -44%       15,086     21,517   -30%
  Minority interest                                              -    5,301  -100%       12,222     16,987   -28%
  Interest expense                                          45,025   27,319    65%      116,288     74,560    56%
  Gain on sale of investments, net of tax (2)                    -        -      -            -     42,895    n/a
  Income tax expense (benefit)                              (1,170)   1,041  -212%        2,298      6,133    n/a
  Convertible preferred dividends                            1,553    1,553      -        4,657      4,657      -
  Income (loss) from continuing operations                  (5,216)   3,634    n/a       (1,868)    60,825    n/a
  Income (loss) from continuing operations excluding
    gain on sale of investments                             (5,216)   3,634    n/a       (1,868)    17,930    n/a
Income from discontinued operations, net of tax              6,683    8,272   -19%       13,672     13,459     2%
Net income                                                   1,467   11,906   -88%       11,804     74,284   -84%
Net income excluding gain on sale of investments             1,467   11,906   -88%       11,804     31,389   -62%

EBITDA and Capital Expenditure Data(3)
EBITDA from continuing operations                        $ 123,887 $ 88,258    40%    $ 352,744  $ 267,041    32%
EBITDA from discontinued operations                         28,837   29,960    -4%       74,691     71,045     5%
Total Company EBITDA                                       152,724  118,218    29%      427,435    338,086    26%
EBITDA from continuing operations before acquisition
  assimi1ation expenses                                    136,426   88,258    55%      376,874    267,041    41%
Capital expenditures from continuing operations            104,469   95,960     9%      442,813    351,635    26%
Capital expenditures from assets held for sale              12,281   13,684   -10%       35,211     39,964   -12%
Capital expenditures from discontinued operations           42,035   32,225    30%       93,336     43,001   117%
Total Company capital expenditures                         158,785  141,869    12%      571,360    434,600    31%

Balance Sheet Data
Cash and investments                                                                  $ 418,075  $ 577,368   -28%
Total assets                                                                          6,420,053  5,600,258    15%
Net plant (continuing operations)                                                     3,255,120  2,868,608    13%
Long-term debt (continuing operations)                                                2,925,680  2,080,050    41%
Equity  (4)                                                                           2,050,354  2,064,464    -1%
Shares of common stock outstanding                                                      264,893    260,820     2%
Weighted average shares outstanding                        264,749  260,607     2%      263,725    260,118     1%

Per-Share Data (5)
Basic net income per share of common stock                 $ 0.01   $ 0.05    -80%       $ 0.04  $    0.29   -86%
Basic net income per share of common stock excluding
  gain on sale of investments                                0.01     0.05    -80%         0.04       0.12   -67%
EBITDA per share from continuing operations                  0.47     0.34     38%         1.34       1.30    30%
EBITDA per share from discontinued operations                0.11     0.11      -          0.28       0.27     4%
Total Company EBITDA per share                               0.58     0.45     29%         1.62       1.30    25%
Book value per share                                                                       7.01       7.16    -2%

Other Financial Data
Long-term debt to long-term debt and equity                                                 59%        50%
Common equity market capitalization (in billions)                                        $ 3.54     $ 2.95
Equity market capitalization (in billions)  (4)                                          $ 3.80     $ 3.15
Market capitalization (in billions)  (6)                                                 $ 6.33     $ 5.23

(1) The Company's Telecommunications, Electric Lightwave, Inc. (ELI), our Competitive Local Exchange Carrier (CLEC) and the company's natural gas businesses. The Company still intends to sell the natural gas segment and is continuing to actively pursue a buyer for those gas operations for which we do not yet have signed agreements. The Company is reporting its electric and water/wastewater businesses as discontinued operations. Continuing operations reflect the elimination of intercompany transactions (see segment note in the SEC Form 10-Q).
(2) Represents a gain of $69.5 million net of $26.6 million of income taxes on the sale of Centennial Cellular stock.
(3)  Operating income plus depreciation and amortization.
(4)  Includes convertible preferred securities.
(5)  Calculated based on weighted average shares outstanding.
(6)  Equity market capitalization plus long-term debt.

                Citizens Communications Company and Subsidiaries
                     Financial and Operating Data by Service



                                                             For the quarter ended                For the nine months ended
                                                                  September 30,                          September 30,
                                                          ------------------------------        -----------------------------------
                                                                                    %                                         %
(Dollars in thousands, except operating data)               2000        1999     Change          2000            1999       Change
                                                          ------------------------------        -----------------------------------
Telecommunications

Select Income Statement Data
Revenue
Network access services                                    $ 129,584   $ 123,939      5%          $ 375,994      $ 370,600       1%
Network access services - USF settlement                           -           -       -                  -         10,414        -
Local network services                                        80,579      69,046     17%            224,284        205,735       9%
Long distance and data services                               20,481      17,705     16%             58,534         59,096      -1%
Directory services                                             8,016       7,058     14%             22,636         21,017       8%
Other                                                         18,003      15,964     13%             51,492         45,725      13%
Eliminations (1)                                              (9,896)    (10,050)    n/a            (32,465)       (33,072)     n/a
Total revenue                                                246,767     223,662     10%            700,475        679,515       3%
Network access  expense                                       17,973      16,444      9%             59,676         56,587       5%
Depreciation and amortization                                 65,858      54,821     20%            195,629        161,325      21%
Other operating expenses                                     115,187     123,093     -6%            337,043        379,396     -11%
Acquisition assimilation expenses (2)                         12,539           -       -             24,130              -        -
Eliminations (1)                                              (9,896)    (10,050)    n/a            (32,465)       (33,072)     n/a
Total expense                                                201,661     184,308      9%            584,013        564,236       4%
Operating income                                              45,106      39,354     15%            116,462        115,279       1%

EBITDA and Capital Expenditure Data
EBITDA (3)                                                 $ 110,964    $ 94,175     18%          $ 312,091      $ 276,604      13%
EBITDA margin (4)                                                45%         42%      7%                45%            41%      10%
EBITDA before acquisition assimilation expenses              123,503      94,175     31%            336,221        276,604      22%
EBITDA margin before acquisition assimilation expenses           50%         42%     19%                48%            41%      17%
Capital expenditures                                          79,172      65,655     21%            250,016        156,264      60%

Balance Sheet Data
Total assets                                                                                    $ 3,038,634    $ 2,365,030      28%
Net plant                                                                                         2,339,053      2,120,423      10%

Operating Data
Access lines                                                                                      1,223,876        983,222      24%
Revenue per access line                                        $ 202       $ 227    -11%              $ 572          $ 691     -17%
Switched access minutes of use (in millions)                   1,454       1,335      9%              4,157          3,852       8%
Employees                                                                                             4,193          3,629      16%
Citizens' long distance minutes of use (in millions)             148         142      4%                432            435      -1%
Citizens' long distance in-territory customer market share                                              16%            17%

(1) Eliminations represent network access revenue and network access expense between the Company's local exchange operations and long-distance operations.
(2) Represents expenses associated with the pending acquisition of approximately 2 million telephone access lines.
(3)  Operating income plus depreciation and amortization.
(4)  EBITDA divided by total revenue.

                Citizens Communications Company and Subsidiaries
                     Financial and Operating Data by Service


                                                  For the quarter ended             For the nine months ended
                                                      September 30,                       September 30,
                                                --------------------------         -----------------------------
                                                                     %                                     %
(Dollars in thousands, except operating data)   2000         1999      Change      2000        1999      Change
                                                -------------------------------  -------------------------------
Electric Lightwave, Inc.

Select Income Statement Data
Revenue
Network services                              $ 21,627     $ 14,024     54%       $ 54,804       $ 37,431     46%
Local telephone services                        25,187       22,313     13%         75,412         55,221     37%
Long distance services                           3,728        4,812    -23%         12,590         22,587    -44%
Data services                                   13,068        7,453     75%         38,202         17,674    116%
Total revenue                                   63,610       48,602     31%        181,008        132,913     36%
Network access expense                          17,821       14,719     21%         56,811         63,645    -11%
Gross margin                                    45,789       33,883     35%        124,197         69,268     79%
Depreciation and amortization                   16,306        9,807     66%         43,782         24,951     75%
Other operating expenses                        41,013       42,749     -4%        127,521        117,630      8%
Total expense                                   75,140       67,275     12%        228,114        206,226     11%
Operating loss                                 (11,530)     (18,673)    n/a        (47,106)       (73,313)    n/a

EBITDA and Capital Expenditure Data
EBITDA (1)                                     $ 4,776     $ (8,866)    n/a       $ (3,324)     $ (48,362)    n/a
Capital expenditures  (2)                       25,297       30,305    -17%        192,797        195,371     -1%

Balance Sheet Data
Total assets                                                                     $ 906,280      $ 726,982     25%
Gross plant                                                                      1,070,995        831,682     29%

Operating Data
Access Line Equivalents                                                            203,911        142,433     43%
Route miles                                                                          5,921          4,047     46%
Fiber miles                                                                        297,208        214,656     38%
Customers                                                                            2,915          2,102     39%
Buildings connected                                                                    850            808      5%
Employees                                                                            1,156          1,172     -1%
Revenue per employee                          $ 55,026     $ 41,469     33%    $   156,581      $ 113,407     38%
ELI public enterprise value (3)                                                $ 1,292,440    $ 1,247,765      4%

(1)    Operating income plus depreciation and amortization.
(2)    Includes capitalized leases.
(3)    Common equity market capitalization plus net debt.

                Citizens Communications Company and Subsidiaries
                     Financial and Operating Data by Service


                                                       For the quarter ended           For the nine months ended
                                                          September 30,                      September 30,
                                                     -------------------------         --------------------------
                                                                              %                                    %
(Dollars in thousands, except operating data         2000        1999       Change      2000          1999       Change
                                                     ------------------------------    ---------------------------------
Gas Sector

Select Income Statement Data
Revenue
Residential distribution                          $ 28,112    $ 23,293        21%      $ 117,534    $ 104,431     13%
Commercial distribution                             26,897      21,582        25%         94,080       74,818     26%
Industrial distribution                             18,911      11,948        58%         41,954       35,639     18%
Municipal distribution                                 425         219        94%          2,084        2,137     -2%
Total distribution                                  74,345      57,042        30%        255,652      217,025     18%
Transportation                                         898         870         3%          3,504        5,920    -41%
Other                                                5,089       7,663       -34%         11,596       15,539    -25%
Total revenue                                       80,333      65,574        23%        270,753      238,485     14%
Cost of services (gas purchased)                    48,182      31,152        55%        148,238      116,706     27%
Gross margin                                        32,151      34,422        -7%        122,515      121,779      1%
Depreciation and amortization                        6,708       5,087        32%         19,075       15,989     19%
Other operating expenses                            24,233      31,788       -24%         79,280       84,113     -6%
 Total expense                                      79,123      68,027        16%        246,593      216,808     14%
Operating income                                     1,210      (2,453)      149%         24,160       21,677     11%

EBITDA and Capital Expenditure Data
EBITDA (1)                                         $ 7,918     $ 2,634       201%       $ 43,235     $ 37,666     15%
Capital expenditures                                12,281      13,684       -10%         35,211       39,964    -12%

Balance Sheet Data
Total assets                                                                           $ 598,048    $ 557,747      7%
Net plant                                                                                514,908      476,198      8%

Operating Data
Customers                                                                                467,870      460,592      2%
Employees                                                                                    989          976      1%
Customers per employee                                                                       473          472      0%
Gross margin (net revenue) per employee          $ 32,509    $ 35,268         -8%      $ 123,878    $ 124,774     -1%
Billion Cubic Feet of gas throughput (BCF)           13.2        14.8        -11%           50.9         60.7    -16%

(1)    Operating income plus depreciation and amortization.